Exhibit 10.1

EXECUTION COPY

DYNEGY HOLDINGS INC.

$150,000,000 Term Loan Facility

AMENDMENT NO. 1

Dated as of May 26, 2006

to

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of April 19, 2006

JPMORGAN CHASE BANK, N.A.,

as Term Loan Administrative Agent

J.P. MORGAN SECURITIES INC.

and

LEHMAN BROTHERS INC.,

as Joint Lead Arrangers and Joint Bookrunners for Term Loan Facility

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of May 26, 2006 to the Credit Agreement referred to below, among DYNEGY HOLDINGS INC. (the “Borrower”), DYNEGY INC. (the “Parent Guarantor”), the SUBSIDIARY GUARANTORS party thereto (the “Subsidiary Guarantors”), the Lenders (as defined in the Credit Agreement referred to below) party thereto immediately prior to the effectiveness of this Amendment No. 1 (the “Existing Lenders”), the Tranche B Term Lenders (as hereinafter defined), JPMORGAN CHASE BANK, N.A. and CITICORP USA, INC., as Administrative Agents, CITICORP USA, INC., as Payment Agent, JPMORGAN CHASE BANK, N.A., as Collateral Agent, and each L/C ISSUER party thereto.

PRELIMINARY STATEMENTS

1. The Borrower, the Parent Guarantor, the Subsidiary Guarantors, the Existing Lenders, the Administrative Agents and the Collateral Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of April 19, 2006 (as heretofore modified and supplemented and in effect on the date hereof, the “Credit Agreement”).

2. The Borrower has requested that the Existing Lenders consent (i) to the creation of a new term loan facility under the Credit Agreement in an amount equal to $150,000,000 to be used for the purposes specified herein and (ii) to certain other amendments to the Credit Agreement.

3. Each bank, financial institution or other entity executing a Lender Addendum substantially in the form of Annex A attached hereto (a “Lender Addendum”) wishes to agree to (i) extend credit to the Borrower under the Credit Agreement in the form of the Tranche B Term Loans (as hereinafter defined) in an amount, as to each Tranche B Term Lender (as hereinafter defined), equal to the “Tranche B Term Commitment” set forth opposite such Tranche B Term Lender’s name on its Lender Addendum and (ii) thereby (to the extent not already an Existing Lender) become a “Lender” under the Credit Agreement;

In consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment No. 1, the Credit Agreement is hereby amended as follows:

2.01. Definitions.

A. Section 1.01 of the Credit Agreement shall be amended by inserting the following definitions (to the extent not already included in said Section 1.01) in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1.01) as follows:

“Amendment No. 1 Effective Date” has the meaning specified in Section 4 of Amendment No. 1 dated as of May 26, 2006 to this Agreement.

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

“Applicable Margin” means, for any day, with respect to Revolving Credit Loans, Term L/C Facility Term Loans or Tranche B Term Loans of any Type, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Revolving Credit Loans”, “Term L/C Facility Term Loans” or “Tranche B Term Loans” or , as the case may be, based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Facilities (such rate, in the case of the commitment fees payable hereunder, being the “Applicable Commitment Fee Rate”):

	Revolving Credit Loans			Term L/C Facility Term Loans		Tranche B Term Loans
S&P/Moody’s Ratings for the Facilities	Applicable Commitment Fee Rate	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans
Category 1 > BB+/Ba1	0.25%	1.25%	0.25%	1.50%	0.50%	1.50%	0.50%
Category 2 > BB/Ba2 < BB+/Ba1	0.375%	1.50%	0.50%	1.50%	0.50%	1.50%	0.50%
Category 3 < BB-/Ba3	0.50%	1.75%	0.75%	1.75%	0.75%	1.75%	0.75%

For purposes of the foregoing, (i) if either Moody’s or S&P shall not have in effect a rating for the Facilities (other than by reason of the circumstances referred to in the penultimate sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 3; (ii) if the ratings established or deemed to have been established by Moody’s and S&P for the Facilities shall fall within different Categories, the Applicable Margin and the Applicable Commitment Fee Rate shall be based on the higher of the two ratings unless one of the two ratings is two or more Categories lower than the other, in which case the Applicable Margin shall be determined by reference to the Category next below that of the higher of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody’s and S&P for the Facilities shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Payment Agent pursuant to Section 6.02(h) or otherwise. Each change in the Applicable Margin or the Applicable Commitment Fee Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

such rating agency shall cease to be in the business of rating debt obligations of the same type as the Facilities, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation. Notwithstanding any other provision of this Agreement, no reduction in the Applicable Margin or the Applicable Commitment Fee Rate shall occur so long as any Event of Default has occurred and is continuing.

“Borrowing” means a Revolving Credit Borrowing and/or a Term Borrowing, as the context may require.

“Commitment” means a Revolving Credit Commitment and/or a Term Commitment, as the context may require.

“Facility” means the Revolving Credit Facility, the Revolving L/C Sublimit and/or a Term Facility, as the context may require.

“Loan” means a Revolving Credit Loan and/or a Term Loan, as the context may require.

“Note” means a Revolving Credit Note and/or a Term Note, as the context may require.

“Rockingham Sale” means the sale or disposition by the Borrower and its Restricted Subsidiaries of all of the Capital Stock, or all or substantially all of the assets, of Rockingham Power, L.L.C.

“Term Borrowing” means a Term L/C Facility Borrowing or a Tranche B Term Borrowing.

“Term Commitment” means a Term L/C Facility Commitment, a Term L/C Issuer Commitment or a Tranche B Term Commitment.

“Term Facility” means the Term L/C Facility or the Tranche B Term Facility.

“Term Lender” means a Term L/C Facility Lender or a Tranche B Term Lender

“Term Loan” means a Term L/C Facility Term Loan or a Tranche B Term Loan.

“Term Loan Maturity Date” means (a) with respect to any Term L/C Facility Term Loan or the Term L/C Facility, the Term L/C Facility Term Loan Maturity Date and (b) with respect to any Tranche B Term Loan or the Tranche B Term Facility, the Tranche B Term Loan Maturity Date.

“Term Note” means a Term L/C Facility Term Note or a Tranche B Term Note.

“Term Prepayment Amount” has the meaning specified in Section 2.04(b)(vi).

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

“Tranche B Term Borrowing” means a borrowing consisting of simultaneous Tranche B Term Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Tranche B Term Lenders pursuant to Section 2.01(c).

“Tranche B Term Commitment” means, as to each Tranche B Term Lender, its obligation to make a Tranche B Term Loan in a principal amount equal to the amount set forth opposite on such Tranche B Term Lender’s name on its Lender Addendum (or in the Assignment and Assumption pursuant to which such Tranche B Term Lender becomes a party hereto, as applicable), as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Tranche B Term Commitments is $150,000,000 as of the Amendment No. 1 Effective Date.

“Tranche B Term Facility” means, at any time, the aggregate Tranche B Term Loans of all Tranche B Term Lenders at such time.

“Tranche B Term Lender” means, at any time, any Lender that has a Tranche B Term Commitment or holds a Tranche B Term Loan at such time.

“Tranche B Term Loan” means a loan by a Tranche B Term Lender to the Borrower under Section 2.01(c).

“Tranche B Term Loan Maturity Date” means the earlier of (a) January 31, 2012 or (b) the date which is five Business Days after the consummation of the Rockingham Sale.

“Tranche B Term Loan Principal Payment Dates” means (a) the last Business Day of March, June, September and December in each year, commencing with such day on or nearest to December 31, 2006 and (b) the Tranche B Term Loan Maturity Date.

“Tranche B Term Note” means a promissory note of the Borrower payable to any Tranche B Term Lender, substantially in the form of Exhibit B-3, evidencing aggregate indebtedness of the Borrower to such Tranche B Term Lender resulting from the Tranche B Term Loan made or held by such Tranche B Term Lender.

B. The definition of “Asset Sale” in Section 1.01 of the Credit Agreement shall be amended by (a) inserting in clause (a) thereof, immediately after the words “other disposition of any assets or rights”, the following words: “(other than the Designated Assets and the Basket Assets)”, (b) deleting the word “and” after clause (x) of the second sentence thereof, (c) inserting the word “and” followed by a semi-colon in place of the period at the end of clause (xi) thereof and (d) inserting a new clause (xii) immediately thereafter to read as follows: “(xii) (for purposes of Section 2.04(b)(ii) only) the Rockingham Sale; provided that all Net Proceeds of the Rockingham Sale shall be deposited into a collateral account that is subject to an account control agreement for the benefit of the Secured Parties satisfactory to the Collateral Agent until the use or application thereof.”

C. The definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement shall be amended by (a) inserting in the first parenthetical clause appearing in clause (b)(iv) thereof, immediately after the word “including”, the words “the principal amount of payments at maturity or scheduled payments of any Term Loans and”, and (b) replacing the words “Term L/C Facility Term Loans” appearing in such parenthetical clause with the words “Term Loans”.

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

D. The definition of “Interest Payment Date” in Section 1.01 of the Credit Agreement shall be amended by amending and restating in its entirety clause (d) thereof to read as follows: “(d) as to any Term Loan under any Term Facility, the Term Loan Maturity Date of such Term Loan”.

E. The definition of “Interest Period” in Section 1.01 of the Credit Agreement shall be amended by amending and restating in its entirety clause (d) thereof to read as follows: “(d) no Interest Period for any Term Loan shall extend beyond the Term Loan Maturity Date of such Term Loan”.

F. The definition of “Outstanding Amount” in Section 1.01 of the Credit Agreement shall be amended by amending and restating in its entirety clause (c) thereof to read as follows: “(c) with respect to the Term Loans under any Term Facility on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Term Loans occurring on such date”.

G. The definition of “Pro Rata Share” in Section 1.01 of the Credit Agreement shall be amended by amending and restating in its entirety clause (b) thereof to read as follows: “(b) with respect to any Term Facility, the numerator of which is the outstanding principal amount of the Term Loans under such Term Facility of the relevant Term Lender at such time and the denominator of which is the aggregate outstanding principal amount of such Term Loans at such time “.

H. The definition of “Term L/C Facility Prepayment Amount” in Section 1.01 of the Credit Agreement shall be deleted.

2.02. The Commitments. Section 2.01 of the Credit Agreement shall be amended by inserting a new paragraph (c) at the end thereof to read as follows:

“(c) The Tranche B Term Loans. Subject to the terms and conditions set forth herein, each Tranche B Term Lender severally agrees to make a term loan to the Borrower on the Amendment No. 1 Effective Date in an amount equal to the Tranche B Term Commitment of such Term Lender. Amounts borrowed under this Section 2.01(c) and repaid or prepaid may not be reborrowed. Tranche B Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein. The Tranche B Term Commitments shall terminate upon the Tranche B Term Borrowing on the Amendment No. 1 Effective Date.”

2.03. Borrowings, Conversions and Continuations of Loans. Section 2.02(a) of the Credit Agreement shall be amended by replacing, in the sixth sentence thereof, (a) the words “Term L/C Facility Borrowing” with the words “Term Borrowing” and (b) the words “Term L/C Facility Term Loans” with the words “Term Loans under any Term Facility”.

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

2.04. Optional Prepayments. Section 2.04(a) of the Credit Agreement shall be amended by replacing (a) in the first sentence thereof, the words “either Facility” with the words “any Facility” and (b) in the last sentence thereof, the words “Term L/C Facility Term Loans” with the words “Term Loans of any Term Facility.”

2.05. Mandatory Prepayments.

(a) Section 2.04(b)(iv) of the Credit Agreement shall be amended by replacing the words “Term L/C Facility Term Loans” appearing therein with the words “Term Loans of any Term Facility”.

(b) Section 2.04(b)(v) of the Credit Agreement shall be amended by replacing the words “Term L/C Facility Term Loans” appearing therein with the words “Term Loans”.

(c) Section 2.04(b)(vi) of the Credit Agreement shall be amended by (a) replacing the words “(such amount, the “Prepayment Amount” and such amount with respect to the Term L/C Facility Term Loans, the “Term L/C Facility Prepayment Amount” and such amount with respect to the Revolving Credit Loans, the “Revolving Prepayment Amount”)” appearing in the first sentence thereof with the following words:

“(such amount, the “Prepayment Amount” and such amount with respect to the Term Loans under any Term Facility, each a “Term Prepayment Amount” and such amount with respect to the Revolving Credit Loans, the “Revolving Prepayment Amount”)”,

(b) replacing the words “the Term L/C Facility Prepayment Amount” appearing in clause (A) of the second sentence thereof with the words “the relevant Term Prepayment Amount” and (c) replacing the words “the Term L/C Facility Term Loans” appearing in such clause (A) with the words “the relevant Term Loans”.

2.06. Repayment of Loans. Section 2.06 of the Credit Agreement shall be amended by inserting a new paragraph (c) at the end thereof to read as follows:

“(c) The Tranche B Term Loans shall be payable in full on the Tranche B Term Loan Maturity Date and, if the Tranche B Term Loan Maturity Date has not occurred, shall be payable in quarterly installments on the Tranche B Term Loan Principal Payment Dates, in an amount for each Tranche B Term Loan on each Tranche B Term Loan Principal Payment Date specified below equal to each Tranche B Term Lender’s Pro Rata Share of the amount set forth below opposite such date:

Tranche B Term Loan Principal Payment Dates (on or nearest to)	Principal Amount
December 31, 2006	$375,000
March 31, 2007	$375,000
June 30, 2007	$375,000
September 30, 2007	$375,000
December 31, 2007	$375,000
March 31, 2008	$375,000
June 30, 2008	$375,000
September 30, 2008	$375,000
December 31, 2008	$375,000
March 31, 2009	$375,000
June 30, 2009	$375,000
September 30, 2009	$375,000
December 31, 2009	$375,000
March 31, 2010	$375,000
June 30, 2010	$375,000
September 30, 2010	$375,000
December 31, 2010	$375,000
March 31, 2011	$375,000
June 30, 2011	$375,000
September 30, 2011	$375,000
December 31, 2011	$375,000
January 31, 2012	$142,125,000	”

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

2.07. Payments Generally. Section 2.11 of the Credit Agreement shall be amended by amending and restating in its entirety paragraph (j) to read as follows:

“(j) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Term Loans under a particular Term Facility shall be made in accordance with the respective Pro Rata Shares of the Term Lenders under such Term Facility (except as otherwise provided in Section 2.04(b)(vi)). The amount of each prepayment of the Term Loans under a particular Term Facility shall be applied ratably to the then remaining installments of such Term Loans under such Term Facility.”

2.08. Use of Proceeds. Section 6.11 of the Credit Agreement shall be amended by (a) replacing the word “and” at the end of clause (b) thereof with a comma and (b) inserting at the end of clause (c) thereof, immediately prior to the period, the following: “and (d) use the proceeds of the Tranche B Term Loans to make a one-time cash dividend to the Parent of up to $50,000,000 (which dividend shall be used by the Parent solely, together with other funds of the Parent, to repurchase or redeem in full the 2003 Convertible Preferred Stock) and otherwise for general corporate purposes in the ordinary course of business not in contravention of any Law or of any Loan Document”.

2.09. Indebtedness. Section 7.03(b)(xviii) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(xviii) Indebtedness of the Borrower (which may be guaranteed by any Subsidiary Guarantor) in an aggregate principal amount not in excess of $250,000,000 at any time outstanding (less the aggregate principal amount of the Tranche B Term Loans then outstanding) secured under the Collateral Documents on an equal and ratable basis with the Loans and the other Obligations; provided that and any such Liens must be granted in favor of the Collateral Trustees in the manner set forth in, and be otherwise subject to (and in compliance with), the

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

Collateral Trust Agreement; and provided, further that in connection with the incurrence of such Indebtedness, the requirements of Section 6.13(b) shall have been satisfied to the extent applicable;”.

2.10. Restricted Payments. Section 7.06 of the Credit Agreement shall be amended by (a) deleting the word “or” at the end of clause (xi) thereof, (b) replacing the period at the end of clause (xii) thereof with a semi-colon followed by the word “or” and (c) immediately after such clause (xii), inserting a new clause (xiii) to read as follows:

“(xiii) a cash dividend to the Parent with the proceeds of the Tranche B Term Loans in the amount permitted under Section 6.11(d) (which dividend shall be used by the Parent for the purposes specified therein).”

2.11. Successors and Assigns. Section 11.07(b) of the Credit Agreement shall be amended by (a) replacing the words “Term L/C Facility Term Loan” and “Term L/C Facility Term Loans” appearing in clauses (i), (ii) and (iii) of the first sentence thereof with the words “Term Loan of any Term Facility” and “Term Loans of any Term Facility”, respectively, and (b) inserting at the end of clause (v) of the first sentence thereof the following words: “(provided that such fee shall not be payable in respect of the assignment of any portion of the Tranche B Term Loans made by JPMCB and/or Lehman Commercial Paper Inc. on the Amendment No. 1 Effective Date)”.

2.12. Tranche B Term Notes. A new Exhibit B-3 shall be added to the Credit Agreement in the form attached hereto (and listed in the table of contents of the Credit Agreement in the appropriate location).

Section 3. Representations and Warranties. Each of the Borrower and the Parent Guarantor represents and warrants to the Lenders and the Agents that (a) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date hereof and as if each reference therein to the Credit Agreement or words of like import included reference to this Amendment and the Credit Agreement as amended hereby (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date) and the consolidated financial statements of the Parent Guarantor and the Borrower as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2006 furnished pursuant to Sections 6.01(b) and (d), respectively, of the Credit Agreement fairly present in all material respects the consolidated financial condition of the Parent Guarantor or the Borrower, respectively, and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes, (b) no Default shall exist, or would result from the making of the Tranche B Term Loans or from the application of the proceeds therefrom and (c) since December 31, 2005, except as disclosed in any Public Disclosure, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

Section 4. Conditions to Effectiveness. The effectiveness of the amendments to the Credit Agreement set forth in Section 2 of this Amendment No. 1, and the obligation of each Tranche B Term Lender to make its Tranche B Term Loan under the Credit Agreement as amended hereby, are subject to the satisfaction of the following conditions precedent or, as applicable, to the receipt by JPMCB as an Administrative Agent (the “Term Loan Administrative Agent”) of the following documents, in each case in a manner in form and substance satisfactory to the Term Loan Administrative Agent (the date of such satisfaction herein referred to as the “Amendment No. 1 Effective Date”):

(a) Amendment No. 1. Duly executed and delivered counterparts of this Amendment No. 1 from each of the Borrower, the Parent Guarantor, Existing Lenders constituting the Required Lenders and the Administrative Agents, and duly executed and delivered Lender Addenda from the Tranche B Term Lenders for aggregate Tranche B Term Commitments in an amount equal to $150,000,000 from Tranche B Term Lenders;

(b) Corporate Documents. Such documents and certificates as the Term Loan Administrative Agent or its counsel may reasonably request relating to the borrowings under the Credit Agreement as amended hereby in respect of the Tranche B Term Loans and any other legal matters relating to the Loan Parties (including board of director resolutions and evidence of the incumbency of officers), the Credit Agreement as amended by this Amendment and the Tranche B Term Loans, and such documents and certifications as the Term Loan Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of the Borrower and the Guarantors is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(c) Officer’s Certificate. A certificate dated the Amendment No. 1 Effective Date and signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 4.02(a), (b) and (c) of the Credit Agreement have been satisfied;

(d) Opinion of Counsel. A favorable opinion of (i) Akin Gump Strauss Hauer & Feld LLP, counsel to the Loan Parties and (ii) each other local counsel to the Loan Parties in the jurisdictions that delivered an opinion on the Closing Date pursuant to Section 4.01(a)(ix) of the Credit Agreement, in each case addressed to the Agents and the Lenders and in form and substance reasonably satisfactory to the Term Loan Administrative Agent (and each of the Loan Parties hereby instructs such counsel to deliver each such opinion to the Agents and the Lenders);

(e) Borrowing Notice. Request for Credit Extension relating to the Tranche B Term Borrowing, provided that any such Request for Credit Extension that selects the Eurodollar Rate for such Term Borrowing shall have been so received by 12:00 noon (eastern time) three Business Days prior to the Closing Date, together with one or more written indemnities in form and substance satisfactory to the Term Loan Administrative Agent obligating the Borrower to compensate the Tranche B Term Lenders for losses, costs and expenses of the type described in Section 3.05 of the Credit Agreement that may be incurred by them in the event such Term Borrowing are not made on the date requested in such Request for Credit Extension;

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

(f) Endorsements to Title Insurance. Within 30 days after the Amendment No. 1 Effective Date, a modification/date-down endorsement to each existing Mortgage Policy extending the effective date of each such policy (and all endorsements thereto) to the Amendment No. 1 Effective Date (and no such modification/date-down endorsement shall raise any new exception, unless otherwise agreed by the Term Loan Administrative Agent);

(g) Financial Statements. (i) Audited consolidated financial statements of the Parent Guarantor and the Borrower for the two most recent fiscal years ended prior to the Amendment No. 1 Effective Date as to which such financial statements are available and (ii) unaudited interim consolidated financial statements of the Parent Guarantor and the Borrower for each quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to clause (i) of this paragraph (h) as to which such financial statements are available;

(h) Equity Issuance by Parent Guarantor. Evidence that the Parent Guarantor shall have received gross cash proceeds from the issuance of its common stock of at least $150,000,000;

(i) Payment of Fees. Evidence that (i) all fees required to be paid on or before the Amendment No. 1 Effective Date shall have been paid and (ii) to the extent that written invoices have been provided, all costs and expenses of the Term Loan Administrative Agent shall have been paid; and

(j) Other Documents. Such other documents as the Term Loan Administrative Agent may reasonably request.

Section 5. Delivery of Lender Addenda. Each Tranche B Term Lender shall become a party to this Amendment No. 1 by delivering to the Administrative Agent a Lender Addendum duly executed by such Tranche B Term Lender, the Borrower, the Parent Guarantor and the Term Loan Administrative Agent.

Section 6. Confirmation of Guarantee and Collateral Documents. Each of the Loan Parties hereby confirms and ratifies all of its respective obligations under the Credit Agreement as amended hereby and the Loan Documents to which it is a party (including, its respective obligations as a guarantor under Article X of the Credit Agreement) and the Liens granted by it under the respective Loan Documents (as amended hereby) and, without limiting the foregoing, the Guarantors hereby confirm that the obligations of the Borrower in respect of the Tranche B Term Loans shall be entitled to the benefits of the guarantee Article X of the Credit Agreement (and shall constitute “Guaranteed Obligations” thereunder) and the Loan Parties hereby confirm that their respective obligations in respect of the Tranche B Term Loans shall be entitled to the benefits of the collateral security provided by the Collateral Documents.

Section 7. Miscellaneous. None of the Persons listed on the cover page of this Amendment No. 1 as the Term Loan Administrative Agent, the Joint Lead Arrangers or the Joint Bookrunners shall have any right, power, obligation, liability, responsibility or duty under the Credit Agreement or (except as expressly provided in this Amendment No. 1) under this Amendment No. 1.

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

DYNEGY INC.

By:	/s/ Charles C. Cook
Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

DYNEGY HOLDINGS INC.

By:	/s/ Charles C. Cook
Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

SUBSIDIARY GUARANTORS:

DYNEGY POWER CORP.
DPC II INC.
DYNEGY ENGINEERING, INC.
DYNEGY SERVICES, INC.
DYNEGY POWER MANAGEMENT SERVICES, L.P.
CALCASIEU POWER, INC.
DYNEGY PARTS AND TECHNICAL SERVICES, INC.
DYNEGY POWER MANAGEMENT SERVICES, INC.
HEP COGEN, INC.
NORTHWAY COGEN, INC.
DYNEGY POWER INVESTMENTS, INC.
DYNEGY POWER SERVICES, INC.
DYNEGY POWER NEVADA, INC.
MICHIGAN COGEN, INC.
MICHIGAN POWER, INC.
OCG COGEN, INC.
OYSTER CREEK COGEN, INC.
RRP COMPANY
DPC COLOMBIA — OPON POWER RESOURCES COMPANY
TERMO SANTANDER HOLDING, LLC
RIVERSIDE GENERATION, INC.
RIVERSIDE GENERATING COMPANY, L.L.C.
ROLLING HILLS GENERATION, INC.
DYNEGY RENAISSANCE POWER, INC.
DYNEGY NORTHEAST GENERATION, INC.
HUDSON POWER, L.L.C.
DYNEGY MIDSTREAM GP, INC.
DYNEGY UPPER HOLDINGS, L.L.C.
DYNEGY HOLDING COMPANY, L.L.C.

By:	/s/ Charles C. Cook
Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

DMG ENTERPRISES, INC.
HAVANA DOCK ENTERPRISES, LLC
DMT HOLDINGS, INC.
DMT G.P., L.L.C.
DMT HOLDINGS, L.P.
DYNEGY MARKETING AND TRADE
DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.
NGC STORAGE, INC.
BLACK THUNDER MEMBER, INC.
ILLINOVA CORPORATION
ILLINOVA GENERATING COMPANY
IGC GRIMES COUNTY, INC.
IGC GRIMES FRONTIER, INC.
IPG FERNDALE, INC.
IPG PARIS, INC.
CHARTER OAK (PARIS) INC.
ILLINOVA ENERGY PARTNERS, INC.
PARISH POWER, INC.
CALCASIEU POWER, LLC
DELTA COGEN, INC.
DYNEGY POWER HOLDINGS, INC.
COGEN POWER, INC.
COGEN POWER, L.P.
BG HOLDINGS, INC.
BLACK MOUNTAIN COGEN, INC.
BLUEGRASS GENERATION, INC.
BLUEGRASS GENERATION COMPANY, L.L.C.
DYNEGY CABRILLO II LLC
BLUE RIDGE GENERATION INC.
BLUE RIDGE GENERATION LLC
CHICKAHOMINY GENERATING COMPANY
CHICKAHOMINY POWER, LLC
FLORIDA MERCANTILE POWER, INC.
GASIFICATION SERVICES, INC.
PAMETTO POWER, L.L.C
DYNEGY OPERATING COMPANY

By:	/s/ Charles C. Cook
Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

GEORGIA MERCANTILE POWER, INC.
HEARD COUNTY POWER, L.L.C
DYNEGY ROSETON, L.L.C.
DYNEGY HUDSON POWER RETAIL, L.L.C.
DYNEGY GLOBAL ENERGY, INC.
DYNEGY BROADBAND MARKETING AND TRADE
DYNEGY GP INC.
DYNEGY TECHNOLOGY CAPITAL CORP.
DYNEGY STRATEGIC INVESTMENTS, L.P.
DYNEGY STRATEGIC INVESTMENTS GP, L.L.C
RENAISSANCE POWER, L.L.C
ROLLING HILLS GENERATING, L.L.C
DYNEGY POWER MARKETING, INC.
DYNEGY ENERGY SERVICES, INC.
ILLINOIS POWER ENERGY, INC.
DES NORTHEAST, INC.
DEM GP, LLC
DYNEGY ENERGY MARKETING, LP
DYNEGY ADMINISTRATIVE SERVICES COMPANY
NIPC, INC.
DYNEGY CATLIN MEMBER, INC.
DYNEGY MIDWEST GENERATION, INC.
DYNEGY I.T., INC.
JAMES RIVER ENERGY CORP.
DPC POWER RESOURCES HOLDING COMPANY
DRY CREEK POWER, INC.
ROCKINGHAM POWER, L.L.C.
DYNEGY POWER DEVELOPMENT COMPANY

By:	/s/ Charles C. Cook
Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

DYNEGY STRATEGIC INVESTMENTS LP, INC.
DYNEGY DANSKAMMER, L.L.C.
DYNEGY MIDSTREAM HOLDINGS, INC.
DYNEGY GAS TRANSPORTATION, INC.
DYNEGY STORAGE TECHNOLOGY AND SERVICES, INC.
CHESAPEAKE POWER, INC.
ROCKY ROAD POWER LLC

By:	/s/ Charles C. Cook
Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

COGEN LYONDELL, INC.

By:	/s/ Charles C. Cook
Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

DYNEGY MANAGEMENT, INC.
DEM L.P., LLC
DMT L.P., L.L.C.

By:	/s/ Richard W. Eimer
Name:	Richard W. Eimer
Title:	Senior Vice President

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

ADMINISTRATIVE AGENTS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Robert W. Traband
Name:	Robert W. Traband
Title:	Vice President

CITICORP USA, INC.

By:	/s/ Richard Evans
Name:	Richard Evans
Title:	Vice President

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

EXISTING LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Robert W. Traband
Name:	Robert W. Traband
Title:	Vice President

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Matthew A. Toth III
Name:	Matthew A. Toth III
Title:	Authorized Signatory

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Thomas R. Cantello	/s/ Rianka Mohan
Name:	Thomas R. Cantello	Rianka Mohan
Title:	Vice President	Associate

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

ABN AMRO BANK N.V.,

By:	/s/ James L. Moyes
Name:	James L. Moyes
Title:	Managing Director

By:	/s/ John D. Reed
Name:	John D. Reed
Title:	Director

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ J. Jeffcott Ogden
Name:	J. Jeffcott Ogden
Title:	Managing Director

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Gabriela Millhorn
Name:	Gabriela Millhorn
Title:	Senior Vice President

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

DRESDNER BANK AG
NEW YORK AND GRAND CAYMAN
BRANCHES

By:	/s/ Brian Smith
Name:	Brian Smith
Title:	Managing Director

By:	/s/ Thomas R. Brady
Name:	Thomas R. Brady
Title:	Director

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC
By Loomis Sayles and Company, L.P. its manager
By Loomis Sayles and Company, Inc. its general partner

By:	/s/ Kevin J. Perry
Name:	Kevin J. Perry
Title:	Vice President

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

IXIS LOOMIS SAYLES SENIOR LOAN FUND
By Loomis, Sayles and Company, L.P. its manager
By Loomis, Sayles and Company, Inc. its general partner

By:	/s/ Kevin J. Perry
Name:	Kevin J. Perry
Title:	Vice President

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Susan K. Johnson
Name:	Susan K. Johnson
Title:	Vice President

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

CITICORP USA, INC.

By:	/s/ Richard Evans
Name:	Richard Evans
Title:	Vice President

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

EATON VANCE VARIABLE LEVERAGE FUND LTD.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Amendment No. 1 to Fourth Amended and Restated Credit Agreement

ANNEX A

FORM OF LENDER ADDENDUM

LENDER ADDENDUM

Reference is made to (i) the Fourth Amended and Restated Credit Agreement dated as of April 19, 2006 (as heretofore modified and supplemented and in effect on the date hereof, the “Credit Agreement”), among DYNEGY HOLDINGS INC. (the “Borrower”), DYNEGY INC. (the “Parent Guarantor”), the SUBSIDIARY GUARANTORS party thereto (together with the Borrower and Parent Guarantor, the “Loan Parties”), the Lenders party thereto, JPMORGAN CHASE BANK, N.A. and CITICORP USA, INC., as Administrative Agents, CITICORP USA, INC., as Payment Agent, JPMORGAN CHASE BANK, N.A., as Collateral Agent, and each L/C ISSUER party thereto, and (ii) Amendment No. 1 to the Credit Agreement dated as of May 26, 2006 (“Amendment No. 1”), among the Borrower, the Parent Guarantor, the Subsidiary Guarantors, the lenders party thereto (including each Lender that becomes a “Tranche B Term Lender” pursuant to a Lender Addendum) and the Administrative Agents party thereto. Terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Credit Agreement or in Amendment No. 1, as applicable.

By its signature below, and subject to the acceptance hereof by the Borrower, the Parent Guarantor and the Term Loan Administrative Agent as provided below, the undersigned hereby becomes a Tranche B Term Lender under the Credit Agreement, having the Tranche B Term Commitment, set forth below opposite its name.

This Lender Addendum shall be governed by, and construed in accordance with, the law of the State of New York.

This Lender Addendum may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Letter Addendum

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this 26th day of May, 2006.

Amount of Tranche B Term
Commitment:	[Name of Tranche B Term Lender]
$

By:
Name:
Title:

Accepted and agreed:

JP MORGAN CHASE BANK, N.A., as the Term Loan Administrative Agent

By:
Name:
Title:

Letter Addendum

Accepted and agreed:

DYNEGY HOLDINGS INC.

By:
Name:
Title:

DYNEGY INC.

By:
Name:
Title:

Letter Addendum

EXHIBIT B-3

FORM OF TRANCHE B TERM NOTE

            , 200

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to [                    ] or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Tranche B Term Loan made or held by the Lender to the Borrower under that certain Fourth Amended and Restated Credit Agreement, dated as of April 19, 2006 (as amended, amended and restated, extended, supplemented or otherwise modified or replaced from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, Dynegy Inc., as the Parent Guarantor, the Subsidiary Guarantors party thereto, the Lenders party thereto, Citicorp USA, Inc. and JPMorgan Chase Bank, N.A., as Administrative Agents, Citicorp USA, Inc., as Payment Agent, JPMorgan Chase Bank, N.A., as Collateral Agent, and each L/C Issuer party thereto.

The Borrower promises to pay interest on the unpaid principal amount of the Tranche B Term Loan made or held by the Lender from the date thereof until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Payment Agent for the account of the Lender in Dollars in immediately available funds at the Payment Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Tranche B Term Note is one of the Tranche B Term Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Tranche B Term Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Tranche B Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Tranche B Term Loan made or held by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also record and endorse on the grid attached hereto, which is part of this Tranche B Term Note, the date, amount and maturity of its Tranche B Term Loan and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Tranche B Term Note.

Tranche B Term Note

THIS TRANCHE B NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

DYNEGY HOLDINGS INC.

By:
Name:
Title:

Tranche B Term Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________
__________	__________	__________	__________	__________	__________	__________

Tranche B Term Note